                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

   / /  Preliminary proxy statement        / /  Confidential, for Use of the
                                                Commission Only (as permitted by
   / /  Definitive proxy statement              Rule 14a-6(e)(2))

   / /  Definitive additional materials

   /X/  Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   /X/  No fee required.

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

   / /  Fee paid previously with preliminary materials.

   / /  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

PROXYGRAM SERVICES                                      WESTERN
500 EIGHTH AVENUE                                         UNION MAILGRAM
NEW YORK, NY 10018

3/31/97 11:57:51



JAMES A. SAMPLE
Churchill Communications Corp.
Sample Mailgram
B:\3121.TXT 8000 03/28/97 23:06:10
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]
(Your identification number is confidential. It is to assure the operator of your identity.)

Dear Great Western Stockholder:

  JOIN WITH YOUR FELLOW STOCKHOLDERS TO PRESERVE YOUR OPTIONS

       *  Vote For Maximizing Stockholder Value

       *  Vote For Sound Corporate Governance

       *  Vote For Ahmanson's Consent Proposals

Stockholders are strongly supporting Ahmanson's consent proposals.

  * Our estimates show that more than 80 percent of the voted Great Western Financial common shares support the Ahmanson consent solicitation, based on the returns to date.

  * Nineteen of Great Western's twenty largest stockholders have voted FOR or indicated a vote FOR Ahmanson's consent proposals.

Join your fellow stockholders who are supporting Ahmanson's consent proposals by promptly voting the WHITE Ahmanson Consent Card. In fact, stockholders have every right to vote or change their vote by executing a later dated consent or revocation prior to the time valid consents representing more than 50 percent of the outstanding shares are presented to the company.

                           DO NOT DELAY, VOTE TODAY.

Great Western stockholders have everything to gain and nothing to lose by voting FOR the Ahmanson consent proposals.

       * A vote for Ahmanson's proposals is a vote to maximize stockholder value.

        * A vote for Ahmanson's proposals is a vote for fair negotiations with all bidders, not just Washington Mutual.

        * A vote for Ahmanson's proposals is a vote to require Great Western to hold its annual meeting on time.

        * A vote for Ahmanson's proposal is a win-win proposition.

Waiting until June to vote on a Washington Mutual-Great Western merger is NOT an acceptable alternative.

PLEASE VOTE BY SENDING A TOLL-FREE PROXYGRAM NOW - IT WILL TAKE ONLY A MOMENT OF YOUR TIME.

                                                Sincerely,

                                                Charles R. Rinehart
                                                Chairman of the Board
                                                  and Chief Executive Officer
                                                H. F. Ahmanson & Co.


        TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!

                                 INSTRUCTIONS

1. Call Toll-Free 1-800-521-8454 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3121 and how you want to vote on each proposal.

3. H.F. Ahmanson & Company recommends a vote FOR each proposal. If you do not indicate how you want to vote, your shares will be voted FOR each proposal.

4.   State your name, address and telephone number.

5. State your confidential identification number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]

     NUMBER OF SHARES: [NumShares]

If you need assistance in voting, call MacKenzie Partners, Inc. at 1-800-322-2885.

             SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF")
                 COMMON STOCK HELD BY H.F. AHMANSON & COMPANY
              ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS
           AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON
            AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR
        CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt a non-binding resolution of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson, the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Madeleine
A. Kleiner (Senior Executive Vice President, Chief Administrative Officer and General Counsel), Anne-Drue M. Anderson (Executive Vice President and Treasurer), Tim S. Glassett (First Vice President and Assistant General Counsel), Linda McCall (Senior Vice President and Director of Corporate Taxes), Stephen A. Swartz (Senior Vice President and Director of Investor Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), Mary A. Trigg (Senior Vice President and Director of Public Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Samantha Davies (Vice President of Public Relations), Adrian Rodriguez (Vice President of Public Relations), and Peter Bennett (Assistant Vice President of Public Relations); and the following Nominees: Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh M. Grant and John E. Merow.

As of March 28, 1997, Ahmanson is the beneficial owner of 2,784,100 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

Other than set forth herein, as of March 28, 1997, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of March 26, 1997, CSFB held a net long position of 6,224 shares of GWF common stock and Montgomery held no shares of GWF common stock.

Except as disclosed above, to the knowledge or Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.